UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust

(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a)

Acruence Active Hedge U.S. Equity ETF

Ticker: XVOL

Annual Report

March 31, 2024

Acruence Active Hedge U.S. Equity ETF

TABLE OF CONTENTS

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

1

Acruence Active Hedge U.S. Equity ETF

SHAREHOLDER LETTER

The Acruence Active Hedge U.S. Equity ETF

Fund Description:

The Acruence Active Hedge U.S. Equity ETF (“XVOL” or the “Fund”) is an actively-managed exchange-traded fund that seeks capital appreciation with reduced volatility as compared to the S&P 500® Index (the “S&P 500®”).

In April 2023, the Fund’s strategy was modified, although the Fund still seeks to reduce volatility through various options strategies, the Fund’s equity portfolio is now divided into two components, one with a dividend equity focus (e.g., companies that pay regular dividends) and the other with a growth equity focus. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities comprising the S&P 500®. To reduce the Fund’s volatility and hedge against potential price movements in the Fund’s overall portfolio, through options investments, the Fund may use a VIX options strategy, a collar strategy, a vertical spread strategy, a covered call strategy or a box trade strategy. The VIX options strategy involves purchasing options on the CBOE Volatility Index (the “VIX Index”). An option gives investors the right to purchase or sell the underlying index at a specified price, on a specified date in exchange for the premium paid. Overall, XVOL targets investors that seek to achieve high risk-adjusted returns.

The following information presented in this report relates to the Fund’s performance for the fiscal year ended March 31, 2024 (the “fiscal year”).

Performance Overview:

During the fiscal year ended March 31, 2024, XVOL generated a total return of 12.96% (NAV) and 15.60% (Market). This compares to the 29.88% total return of the S&P 500® for the same period.

From a sector perspective, based on performance attribution to the overall portfolio, Industrials, Information Technology, and Utilities were the leading contributing sectors during the fiscal year, while Consumer Discretionary, Health Care, and Communication Services were the leading detractors.

Reviewing individual stocks based on performance attribution to the overall portfolio, leading contributors included NVIDIA Corporation, Vertiv, Holdings Co. and Super Micro Computer, Inc. Conversely, the leading detractors included Adobe Inc., Palo Alto Networks, Inc. and PNC Financial Services Group, Inc.

Market Commentary:

The S&P 500® posted eight new market closing highs in March 2024 (ending on one of them) to total 22 YTD even as the “Magnificent Seven” (Microsoft, Amazon, Meta, Apple, Alphabet, Nvidia and Tesla) turned into the “Gang of Four” (Amazon, Meta, Microsoft and Nvidia), all while breadth widened and the other 493 issues were up 6.4% year-to-date. The S&P 500® continued its onward-and-upward trends in March (up 3.10%). The five-month run (cumulatively 25.29%) added roughly $8.9 trillion into shareholder pockets (Microsoft, Apple, Nvidia, and Amazon totaling $9 .5 trillion in market cap).

The “Magnificent Seven” (29% of the market value of the S&P 500®) accounted for 37% of the year-to-date return (of 10 .16%), but a new “Gang of Four” (18% of the S&P 500® ) has emerged, with their gains accounting for 47% of the year-to-date return, left the remaining three in the dust (Tesla was down 29 .3% year-to-date, the worst issue in the index). While breadth improved in the month of March 2024, investors have patiently waited for the U.S. Federal Reserve to tip their cap on the possibility of upcoming rate cuts.

The Fund’s portfolio was positioned defensively for 2023. This caused the Fund to lag its benchmark significantly for the calendar year (SPTR +29.29%, XVOL +7.42%). In 2024, we maintain full confidence in the Fund’s strategy as performance has improved year-to-date for 2024 through March 31, 2024 (SPTR +10 .56%, XVOL +13 .18%). With our VIX tail risk hedges in place we are very optimistic for what the future holds going forward!

2

Acruence Active Hedge U.S. Equity ETF

SHAREHOLDER LETTER (Continued)

Past performance does not guarantee future results.

Must be preceded or accompanied by a prospectus.

Investors buy and sell ETF shares through a brokerage account or an investment advisor. Like ordinary stocks, brokerage commissions, and/or transaction costs or service fees may apply. Please consult your broker or financial advisor for their fee schedule.

There is no guarantee that the Fund’s investment strategy will be successful. Shares may trade at a premium or discount to their NAV in the secondary market. These variations may be greater when markets are volatile or subject to unusual conditions. The value of the Fund’s options investments can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premium) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. A high portfolio turnover rate increases transaction costs, which may increase a Fund’s expenses. The Fund is newer and has a limited operating history. You can lose money on your investment in a Fund.

The S&P 500® Total Return Index is an index of 500 large-capitalization companies selected by Standard & Poor’s Financial Services LLC. It is not possible to invest directly in an index. Holdings are subject to change. The CBOE Volatility Index is a real-time index that represents the market’s expectations for the relative strength of near-term price changes of the S&P 500® Index.

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Acruence Active Hedge U.S. Equity ETF

PERFORMANCE SUMMARY (Unaudited)

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
4/21/21
7/31/21
11/30/21
3/31/22
7/31/22
11/30/22
3/31/23
7/31/23
11/30/23
3/31/24
Acruence Active Hedge U.S. Equity ETF - NAV
Acruence Active Hedge U.S. Equity ETF - Market
S&P 500® Total Return Index

Total Returns for the Year Ended March 31, 2024:	1 Year	Since Inception (4/21/2021)	Ending Value (3/31/2024)
Acruence Active Hedge U.S. Equity ETF - NAV	12.96%	2.67%	$10,808
Acruence Active Hedge U.S. Equity ETF - Market	15.60%	2.72%	10,821
S&P 500® Total Return Index	29.88%	9.85%	13,185

This chart illustrates the performance of a hypothetical $10,000 investment made on April 21, 2021 (commencement of operations) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 653-6400. The Fund’s expense ratio is 0.83% (as of the Fund’s most recently filed prospectus dated July 29, 2023).

Acruence Active Hedge U.S. Equity ETF

4

The accompanying notes are an integral part of these consolidated financial statements.

PORTFOLIO ALLOCATION at March 31, 2024 (Unaudited)

Sector/Security Type	% of Net Assets
Financial	31.6%
Technology	14.2
Industrial	10.6
Consumer, Cyclical	9.4
Utilities	7.4
Energy	7.3
Consumer, Non-cyclical	5.8
Communications	5.6
Cash & Cash Equivalents(a)	4.6
Basic Materials	3.2
Options Purchased	0.3
Total	100.0%

(a)Represents cash, short-term investments and other assets in excess of liabilities.

Acruence Active Hedge U.S. Equity ETF

5

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS at March 31, 2024 (Continued)

	Shares	Value
Common Stocks — 90.7%
Agriculture — 2.9%
Altria Group, Inc.	2,715	$118,428
Philip Morris International, Inc.	977	89,513
		207,941
Auto Manufacturers — 1.4%
PACCAR, Inc.	828	102,581
Banks — 12.5%
Huntington Bancshares, Inc.	7,913	110,386
KeyCorp	19,180	303,236
Truist Financial Corp.	9,830	383,173
U.S. Bancorp	2,566	114,700
		911,495
Building Materials — 4.9%
Builders FirstSource, Inc.(a)	658	137,226
Martin Marietta Materials, Inc.	150	92,091
Owens Corning	747	124,600
		353,917
Chemicals — 3.2%
LyondellBasell Industries NV - Class A	2,295	234,733
Commercial Services — 1.6%
Block, Inc. - Class A(a)	1,351	114,268
Computers — 1.8%
Crowdstrike Holdings, Inc. - Class A(a)	408	130,801
Diversified Financial Services — 3.3%
CME Group, Inc. - Class A	668	143,813
T. Rowe Price Group, Inc.	803	97,902
		241,715
Electric — 6.2%
OGE Energy Corp.	3,368	115,522
Pinnacle West Capital Corp.	1,729	129,208
Sempra	2,843	204,213
		448,943
Electronics — 1.3%
Hubbell, Inc.	234	97,122
Energy - Alternate Sources — 2.1%
First Solar, Inc.(a)	887	149,726
Gas — 1.3%
Spire, Inc.	1,496	91,810

	Shares	Value
Common Stocks — 90.7% (Continued)
Home Builders — 3.1%
D.R. Horton, Inc.	712	$117,160
NVR, Inc.(a)	13	105,299
		222,459
Home Furnishings — 1.4%
Whirlpool Corp.	862	103,121
Insurance — 9.6%
American Financial Group, Inc.	761	103,861
Lincoln National Corp.	5,165	164,918
Prudential Financial, Inc.	3,684	432,501
		701,280
Internet — 4.4%
Amazon.com, Inc.(a)	671	121,034
Booking Holdings, Inc.	29	105,209
Uber Technologies, Inc.(a)	1,235	95,083
		321,326
Leisure Time — 1.9%
Royal Caribbean Cruises Ltd.(a)	990	137,620
Machinery — Diversified — 1.2%
Ingersoll Rand, Inc.	950	90,203
Miscellaneous Manufacturers — 1.5%
3M Co.	1,057	112,116
Pharmaceuticals — 1.4%
Cardinal Health, Inc.	894	100,039
Pipelines — 5.2%
Enterprise Products Partners L.P.	12,939	377,560
Private Equity — 1.7%
Blackstone, Inc.	938	123,225
Retail — 1.6%
Best Buy Co., Inc.	1,379	113,119
Semiconductors — 6.0%
Advanced Micro Devices, Inc(a)	457	82,484
Applied Materials, Inc.	415	85,585
Broadcom, Inc.	103	136,517
NVIDIA Corp.	142	128,306
		432,892

Acruence Active Hedge U.S. Equity ETF

6

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS at March 31, 2024 (Continued)

	Shares	Value
Common Stocks — 90.7% (Continued)
Software — 6.4%
Adobe, Inc.(a)	263	$132,710
Broadridge Financial Solutions, Inc.	409	83,788
Palantir Technologies, Inc. - Class A(a)	5,518	126,969
Workday, Inc. - Class A(a)	439	119,737
		463,204
Telecommunications — 1.2%
Verizon Communications, Inc.	2,106	88,368
Transportation — 1.6%
FedEx Corp.	392	113,578
Total Common Stocks
(Cost $6,074,353)		6,585,162

Real Estate Investment Trusts — 4.4%
Mid-America Apartment Communities, Inc.	886	116,580
NNN REIT, Inc.	2,679	114,500
W.P. Carey, Inc.	1,521	85,845
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $309,915)		316,925

	Notional Amount	Contracts	Value
Options Purchased — 0.3%(b)(c)
Call Options — 0.3%
CBOE Volatility Index, Expiration: 04/24/2024; Exercise Price: $39.00(d)	2,788,043	2,143	19,287
Total Options Purchased
(Cost $24,024)			19,287

	Shares	Value
Short-Term Investments — 4.5%
Money Market Funds — 4.5%
First American Government Obligations Fund - Class X, 5.29%(e)	323,663	$323,663
Total Short-Term Investments
(Cost $323,663)		323,663
Total Investments — 99.9%
(Cost $6,731,955)		7,245,037
Other Assets in Excess of Liabilities - 0.1%		9,843
Total Net Assets — 100.0%		$7,254,880

Percentages are stated as a percent of net assets.

NV - Naamloze Vennootschap

(a)Non-income producing security.

(b)Exchange-traded.

(c)100 shares per contract.

(d)The investment is a holding of Toroso Cayman Subsidiary I, a wholly-owned subsidiary of the Acruence Active Hedge U.S. Equity ETF.

(e)The rate shown represents the 7-day effective yield as of March 31, 2024.

Acruence Active Hedge U.S. Equity ETF

7

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES at March 31, 2024

Assets:
Investments in securities, at value (Cost $6,731,955) (Note 2)	$7,245,037
Cash	2,052
Receivables:
Collateral at broker for purchased options	833
Dividends and interest	11,891
Total assets	7,259,813

Liabilities:
Payables:
Management fees (Note 4)	4,933
Total liabilities	4,933
Net Assets	$7,254,880

Components of Net Assets:
Paid-in capital	$19,588,101
Total distributable (accumulated) earnings (losses)	(12,333,221)
Net assets	$7,254,880

Net Asset Value (unlimited shares authorized):
Net assets	$7,254,880
Shares of beneficial interest issued and outstanding	350,000
Net asset value	$20.73

Acruence Active Hedge U.S. Equity ETF

8

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended March 31, 2024

Investment Income:
Dividend income (net of foreign withholding tax of $375)	$420,362
Broker interest income	18,209
Interest income	91,085
Total investment income	529,656

Expenses:
Management fees (Note 4)	170,472
Broker interest expense	3,220
Tax expense	348
Total expenses	174,040
Net investment income (loss)	355,616

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	845,709
Options written	817,974
Change in net unrealized appreciation/depreciation on:
Investments	572,549
Options written	(465,340)
Net realized and unrealized gain (loss)	1,770,892
Net increase (decrease) in net assets resulting from operations	$2,126,508

Acruence Active Hedge U.S. Equity ETF

9

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED Statements OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$355,616	$245,900
Net realized gain (loss)	1,663,683	(11,266,341)
Change in net unrealized appreciation/depreciation	107,209	(6,575,209)
Net increase (decrease) in net assets resulting from operations	2,126,508	(17,595,650)

Distributions to Shareholders:
Net distributions to shareholders	(320,116)	(345,005)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net change in outstanding shares(1)	(7,536,200)	(73,162,560)
Total increase (decrease) in net assets	(5,729,808)	(91,103,215)

Net Assets:
Beginning of year	12,984,688	104,087,903
End of year	$7,254,880	$12,984,688

(1)Summary of share transactions is as follows:

	Year Ended March 31, 2024		Year Ended March 31, 2023
	Shares	Value	Shares	Value
Shares sold	1,125,000	$20,287,885	100,000	$1,834,110
Shares redeemed	(1,475,000)	(27,824,095)	(4,300,000)	(74,996,670)
Variable Fees	—	10	—	—
Net increase (decrease)	(350,000)	$(7,536,200)	(4,200,000)	$(73,162,560)

Acruence Active Hedge U.S. Equity ETF

10

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Financial Highlights For a capital share outstanding throughout the year/period

	Year Ended March 31, 2024 (Consolidated)		Year Ended March 31, 2023 (Consolidated)	Period Ended March 31, 2022(1) (Consolidated)

Net asset value, beginning of year/period	$18.55		$21.24	$20.00

Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.32		0.15	0.11
Net realized and unrealized gain (loss)(3)	2.06		(2.35)	1.20
Total from investment operations	2.38		(2.20)	1.31

Less Distributions:
From net investment income	(0.20)		(0.49)	(0.07)
Total distributions	(0.20)		(0.49)	(0.07)

Net asset value, end of year/period	$20.73		$18.55	$21.24
Total return(4)	12.96%		(10.18)%	6.52	%(7)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$7.3		$13.0	$104.1
Portfolio turnover rate(8)	568	%(10)	14%	6	%(7)
Ratio of expenses to average net assets	0.85	%(5)	0.83%	0.83	%(9)
Ratio of net investment income (loss) to average net assets	1.73	%(6)	0.79%	0.56	%(9)

(1)The Fund commenced operations on April 21, 2021. The information presented is from April 21, 2021 to March 31, 2022.

(2)Calculated using average shares outstanding method.

(3)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Consolidated Statement of Operations due to share transactions for the period.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)The ratio of expenses to average net assets includes broker interest expense and tax expense. The expense ratio excluding broker interest expense and tax expense is 0.83% for the year ended March 31, 2024.

(6)The ratio of net investment income (loss) to average net assets includes broker interest expense and tax expense.

(7)Not annualized.

(8)Excludes the impact of in-kind transactions.

(9)Annualized.

(10)The increase in portfolio turnover relates to a strategy change that was effective April 6, 2023.

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Acruence Active Hedge U.S. Equity ETF

Notes to Consolidated Financial Statements March 31, 2024

NOTE 1 – ORGANIZATION

The Acruence Active Hedge U.S. Equity ETF (the “Fund”) is a non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended. The Trust is governed by the Board of Trustees (the “Board”). Tidal Investments LLC (f/k/a Toroso Investments, LLC) ( “Tidal Investments” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund and Acruence Capital, LLC (“Acruence” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Fund commenced operations on April 21, 2021.

The investment objective of the Fund is to seek capital appreciation with reduced volatility as compared to the S&P 500® Index.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include real estate investment trusts (“REITs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Fund is open for business.

Options are valued at the mean between the closing bid and ask prices as provided by an independent pricing agent.

Under Rule 2a-5 of the 1940 Act, a fair value will be determined for securities for which quotations are not readily available by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value (“NAV”) of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

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Acruence Active Hedge U.S. Equity ETF

Notes to Consolidated Financial Statements March 31, 2024 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s consolidated investments as of March 31, 2024:

Acruence Active Hedge U.S. Equity ETF

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks (1)	$6,585,162	$—	$—	$6,585,162
Real Estate Investment Trusts	316,925	—	—	316,925
Purchased Options	—	19,287	—	19,287
Money Market Funds	323,663	—	—	323,663
Total Assets	$7,225,750	$19,287	$—	$7,245,037

(1)Refer to the Consolidated Schedule of Investments for the industry classifications.

B.Derivatives Instruments. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, are able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Sub-Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

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Acruence Active Hedge U.S. Equity ETF

Notes to Consolidated Financial Statements March 31, 2024 (Continued)

By virtue of the Fund’s investment in option contracts on equity ETFs and equity indices, the Fund is exposed to common stocks indirectly which subjects the Fund to equity market risk (discussed further below).

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

For the year ended March 31, 2024, the Fund’s monthly average quantity and notional value are described below:

	Average Contracts	Average Notional Amount
Options Purchased	1,355	$13,113,024
Options Written	(41)	(11,331,880)

Consolidated Statement of Assets & Liabilities

Fair value of derivative instruments as of March 31, 2024:

	Asset Derivatives as of March 31, 2024		Liability Derivatives as of March 31, 2024
Derivative Instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity Contracts:
Options Purchased(1)	Investments in securities, at value	$19,287	None	$—

Consolidated Statement of Operations

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended March 31, 2024:

Derivative Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Equity Contracts:
Options Purchased(1)	Net Realized and Unrealized Gain (Loss) on Investments	$(1,571,192)	$427,397
Options Written(1)	Net Realized and Unrealized Gain (Loss) on Options Written	817,974	(465,340)

(1)The investment is a holding of Toroso Cayman Subsidiary I, a wholly-owned subsidiary of the Fund.

C.Basis for Consolidation for the Fund – The Fund may invest up to 20% of its assets in the Toroso Cayman Subsidiary I, a subsidiary that is wholly-owned by the Fund and organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest in various types of options contracts, including option contracts (“VIX Options”) on the CBOE Volatility Index (the “VIX Index”) and other derivatives instruments. The Fund’s investment in the Subsidiary will not exceed 20% of the value of the Fund’s total assets (notwithstanding any subsequent market appreciation in the Subsidiary’s value). Asset limitations are imposed by Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and are measured at each taxable year and quarter end. The Adviser also serves as the investment adviser to the Subsidiary, but does not receive separate compensation.

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The Subsidiary is not registered under the 1940 Act but is subject to certain protections of the 1940 Act with respect to the Fund, as described in the Fund’s Statement of Additional Information. All of the Fund’s investments in the Subsidiary are subject to the investment policies and restrictions of the Fund, including those related to leverage, collateral and segregation requirements and liquidity. In addition, the valuation and brokerage policies of the Fund are applied to the Subsidiary. The Fund’s investments in the Subsidiary are not subject to all investor protection provisions of the 1940 Act. However, because the Fund is the sole investor in the Subsidiary, it is not likely that the Subsidiary will take any action that is contrary to the interests of the Fund and its shareholders. The financial information of the Subsidiary has been consolidated into the Fund’s consolidated financial statements. The Fund had 0.3% of its total assets invested in the Subsidiary as of March 31, 2024.

The Subsidiary is an exempted Cayman Islands investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

D.Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of March 31, 2024, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as tax expense in the Consolidated Statement of Operations. Tax expense is disclosed in the Consolidated Statement of Operations, if applicable.

E.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

F.Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

G.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid at least annually. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

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Notes to Consolidated Financial Statements March 31, 2024 (Continued)

H.Use of Estimates. The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

J. Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K.Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

L.Derivatives Transactions. Pursuant to Rule 18f-4 under the 1940 Act, the SEC imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test. Funds whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. The Fund has implemented a Rule 18f-4 Derivative Risk Management Program that complies with Rule 18f-4.

M.Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to adjustments for redemptions in-kind. For the year ended March 31, 2024, the following adjustments were made:

Paid-In Capital	Total Distributable (Accumulated) Earnings (Losses)
$661,443	$(661,443)

During the year ended March 31, 2024, the Fund realized $1,399,681 in net capital gains resulting from in-kind redemptions, in which Authorized Participants exchange Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated gains to paid-in capital.

N.Recently Issued Accounting Pronouncements. In June 2022, FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. The Fund is currently evaluating the impact, if any, of these amendments on the consolidated financial statements.

O.Other Regulatory Matters. In October 2022, the SEC adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that the Fund tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

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Notes to Consolidated Financial Statements March 31, 2024 (Continued)

NOTE 3 – PRINCIPAL INVESTMENT RISKS

A.Equity Market Risk. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

B.Options Risk. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premium) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. Options may also present tracking risk. An imperfect or variable degree of correlation between price movements of the derivative and the underlying investment may prevent the portfolio from achieving the intended effect. The value of an option can change over time depending on several factors aside from just changes in the underlying asset’s price, such as the time remaining to expiration and the expected level of volatility in the underlying asset. For option buyers, the risk of loss is limited to the option premium at the time of purchase. Additionally, the value of the option may be lost if the Sub-Adviser fails to exercise such option at or prior to its expiration. If the Sub-Adviser applies an options strategy to seek to hedge the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, options strategies may lower the Fund’s return. The Fund’s options strategies are also subject to the following risks:

• VIX Options Strategy Risk. One of the primary drivers of the value of a VIX Option is movement in the spot value of the VIX Index, which is a measure of implied volatility of S&P 500 options. Therefore, changing market expectations of future volatility will lead to changes in the market value of VIX Options. VIX Options will be subject to market risk. Because implied volatilities often rise during periods of market stress, the VIX Index is often negatively correlated to equity markets.

• Collar Strategy Risk. By selling call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying asset above the exercise prices of such options. By purchasing put options in return for the payment of premiums, the Fund may be protected from a significant decline in the price of the underlying asset if the put options become in the money, but during periods where the underlying asset appreciates, the Fund will underperform due to the cost of the premiums paid and the increased value of any call options sold on the underlying asset. In addition, the Fund’s ability to sell the securities that are underlying assets for the options will be limited while the options are in effect unless the Fund cancels out the options positions through the purchase or sale of offsetting identical options prior to the expiration of the options.

• Vertical Spread Strategy Risk. The vertical spread strategy used to seek to protect the Fund against market declines during periods of volatility may not work as intended. Effective use of a vertical spread strategy to limit potential losses to the Fund depends on the Sub-Adviser setting an appropriate spread between the two options held by the Fund. Use of vertical spread options may offer downside protection to the Fund but also limit the Fund’s returns if the reference asset in a vertical spread option appreciates in value. As a consequence, the Fund may underperform relative to other Fund’s that do not employ a vertical spread option strategy.

• Covered Call Strategy Risk. When the Fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying asset to the exercise price (plus the premium received). The maximum potential gain on the underlying asset will be equal to the difference between the exercise price and the purchase price of the reference asset at the time the option is written, plus the premium received. In a rising market, the option may require an underlying asset to be sold at an exercise price that is lower than would be received if the underlying asset was sold at the market price. If a call expires, the Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the reference asset during the option period, the loss realized may exceed such gain. If the underlying asset declines by more than the option premium the Fund receives, there will be a loss on the overall position.

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Notes to Consolidated Financial Statements March 31, 2024 (Continued)

• Box Trade Strategy Risk. Use of a box trade strategy is intended to limit overall risk to the Fund since the loss in one option transaction is set off against the gain from another option transaction. Because box trades involve multiple options transactions, the Fund will incur additional transaction costs when utilizing a box trade strategy which will limit returns when using such a strategy.

C.Dividend Investing Risks. The Fund will be subject to the risk that issuers that have historically paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. Such events could lower the price or yield of that company’s equity securities. Additionally, equity securities that make high or regular dividend payments may underperform other securities in certain market conditions.

D.Growth Investing Risks. The Fund may invest in companies that appear to be growth-oriented. Growth companies are those that the Sub-Adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Sub-Adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

E.Cayman Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The VIX Options and other investments held by the Subsidiary are generally similar to those investments that are permitted to be held by the Fund and are subject to the same economic risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

F.Exchange Traded Fund (“ETF”) Risks.

• Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares of the Fund (“Shares”) directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

• Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

• Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

• Trading. Although Shares are listed on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed

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Notes to Consolidated Financial Statements March 31, 2024 (Continued)

market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

G.General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

H.Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. Although the Sub-Adviser has options trading experience, the Sub-Adviser may not be able to replicate the historical performance of its options strategies. In addition, the Sub-Adviser’s investment strategy to seek lower volatility may cause the Fund to underperform the broader equity market during market rallies. Such underperformance could be significant during sudden or significant market rallies.

I.Market Capitalization Risk.

• Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

J.Models and Data Risk. The composition of the Fund’s portfolio is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio universe that would have been excluded or included had the Models and Data been correct and complete. While the Sub-Adviser’s model measures relationships between the VIX Index, volatility, and premiums, levels may be depressed for extended periods and options can expire worthless.

K.Newer Fund Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

L.Tax Risk. The federal income tax treatment of the Fund’s income from the Subsidiary may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other Internal Revenue Service (“IRS”) guidance or authorities that could affect the character, timing of recognition, and/or amount of the Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the source of income test for any taxable year but was eligible to and did not cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund-level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

M.U.S. Treasury Securities Risk. The Fund may invest in U.S. Treasury securities issued or guaranteed by the U.S. Treasury. U.S. government securities are subject to market risk, interest rate risk and counterparty risk. Securities, such as those issued or guaranteed the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.

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Notes to Consolidated Financial Statements March 31, 2024 (Continued)

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to oversight of the Board. The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance. The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund at the annualized rate of 0.83%. Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”), and the Management Fee payable to the Adviser. The Management Fees incurred are paid monthly to the Adviser. Management Fees for the year ended March 31, 2024 are disclosed in the Consolidated Statement of Operations.

Acruence serves as sub-adviser to the Fund, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated and paid monthly, at an annual rate of 0.02% of the Fund’s average daily net assets.

The Sub-Adviser has agreed to assume a portion of the Adviser’s obligation to pay all expenses incurred by the Fund, except for the sub-advisory fee payable to the Sub-Adviser and Excluded Expenses. For assuming a portion of the payment obligations for the Fund, the Adviser has agreed to pay the Sub-Adviser a corresponding portion of the profits, if any, generated by the Fund’s unitary fee. Expenses incurred by the Fund and paid by the Sub-Adviser include fees charged by Tidal ETF Services LLC (defined below), the Fund’s administrator and an affiliate of the Adviser.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s sub-administrator, fund accountant and transfer agent. In those capacities Fund Services performs various administrative and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2024, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, and in-kind transactions were $98,682,279 and $109,516,500, respectively.

For the year ended March 31, 2024, there were no purchases or sales of long-term U.S. government securities.

For the year ended March 31, 2024, in-kind transactions associated with creations and redemptions for the Fund were $13,240,861 and $10,204,034, respectively.

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Notes to Consolidated Financial Statements March 31, 2024 (Continued)

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

Distributions paid from:	March 31, 2024	March 31, 2023
Ordinary income	$320,116	$345,005

As of March 31, 2024, the components of the distributable (accumulated) earnings (losses) on a tax basis were as follows:

March 31, 2024
Cost of investments(1)	$7,057,166
Gross tax unrealized appreciation	550,300
Gross tax unrealized depreciation	(362,429)
Net tax unrealized appreciation (depreciation)	187,871
Undistributed ordinary income (loss)	65,125
Undistributed long-term capital gain (loss)	—
Total distributable earnings	65,125
Other accumulated gain (loss)	(12,586,217)
Total distributable (accumulated) earnings (losses)	$(12,333,221)

(1)The difference between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales.

Net capital losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late-year losses), and within the taxable year, may be elected to be deferred on the first business day of the Fund’s next taxable year. As of the most recent fiscal year ended March 31, 2024, the Fund had no later year losses. As of the most recent fiscal year ended March 31, 2024, the Fund had long-term and short-term capital loss carryovers of $8,654,813 and $3,931,404, respectively, which do not expire. During the year ended March 31, 2024, the Fund utilized $120,191 of short-term loss carryovers.

NOTE 7 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares, called (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Consolidated Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

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Acruence Active Hedge U.S. Equity ETF

NOTE 8 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of COVID-19. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. The Middle East conflict has led to significant loss of life, damaged infrastructure and escalated tensions both in the region and globally. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated.

NOTE 9 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund commenced operations as a non-diversified series, however, the Fund continuously operated as diversified for three years and as of April 20, 2024, is now classified as diversified.

Notes to Consolidated Financial Statements March 31, 2024 (Continued)

22

Acruence Active Hedge U.S. Equity ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Acruence Active Hedge U.S. Equity ETF and
The Board of Trustees of
Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Acruence Active Hedge U.S. Equity ETF (the “Fund”), a series of Tidal ETF Trust (the “Trust”), including the consolidated schedule of investments, as of March 31, 2024, the related consolidated statement of operations for the year ended March 31, 2024, the consolidated statement of changes in net assets for the two years ended March 31, 2024 and the consolidated financial highlights for the two years ended March 31, 2024 and for the period April 21, 2021 (commencement of operations) to March 31, 2022, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of March 31, 2024, the results of its consolidated operations for the year ended March 31, 2024, the changes in its consolidated net assets for the two years ended March 31, 2024 and the consolidated financial highlights for the two years ended March 31, 2024 and for the period April 21, 2021 to March 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and prime broker. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 30, 2024

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Acruence Active Hedge U.S. Equity ETF

EXPENSE EXAMPLE For the Six-Months Ended March 31, 2024 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of the Fund’s shares, and (2) ongoing costs, including management fees of the Fund. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from October 1, 2023 to March 31, 2024.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. The example includes, but is not limited to, unitary fees. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Fund’s shares. Therefore, the second line of the following table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Expenses Paid During the Period October 1, 2023 – March 31, 2024(1)
Actual	$1,000.00	$1,179.70	$4.63
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.75	$4.29

(1)Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the most recent six-month period).

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Acruence Active Hedge U.S. Equity ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (1)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (2019 to 2023); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016 to 2018).	34	None
Dusko Culafic c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012 to 2018).	34	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1966	Trustee	Indefinite term; since 2018	Chief Financial Officer (since 2022), Executive Vice President - Head of Capital Markets & Corporate Development (since 2019), Advisor (2017 to 2019), Credijusto (financial technology company).	34	None
Interested Trustee and Executive Officer
Eric W. Falkeis (2) c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	President, Principal Executive Officer, Interested Trustee, and Chairman	President and Principal Executive Officer since 2019, Indefinite term; Interested Trustee, and Chairman, since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).	34

Trustee, Tidal Trust II (60 Funds) (since 2022); Independent Director, Muzinich Direct Lending Income Fund, Inc. (since 2023); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014–2018).

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Acruence Active Hedge U.S. Equity ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Aaron J. Perkovich c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2022

Head of Fund Administration (since 2023), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director – Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).

				Not Applicable	Not Applicable
William H. Woolverton, Esq. c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer since 2021, Indefinite term

Chief Compliance Officer (since 2023), Compliance Advisor (2022 to 2023), Tidal Investments, LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, ACA Global (2020 to 2022); Operating Partner, Altamont Capital Partners (private equity firm) (since 2021); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Ally L. Mueller c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Vice President	Indefinite term; since 2023	Head of ETF Launches and Client Success (since 2023), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC.	Not Applicable	Not Applicable
Lissa M. Richter c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Secretary	Indefinite term; since 2023	ETF Regulatory Manager (since 2021), Tidal ETF Services LLC; Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S Bancorp Fund Services LLC (2005 to 2013).	Not Applicable	Not Applicable
Melissa Breitzman c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1983	Assistant Treasurer	Indefinite term; since 2023	Fund Administration Manager, Tidal ETF Services LLC (since 2023); Assistant Vice President, U.S Bancorp Fund Services, LLC (2005 to 2023).	Not Applicable	Not Applicable

(1)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

(3)The Trust, as of the date of this shareholder report, offers for sale to the public 34 of the 48 funds registered with the SEC.

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Acruence Active Hedge U.S. Equity ETF

ADDITIONAL INFORMATION

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the year ended March 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income for the year ended March 31, 2024 was 72.32%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2024, was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the year ended March 31, 2024, was 0.00%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (833) 653-6400 or by accessing the Fund’s website at www.acruenceetf.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (833) 653-6400 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund’s portfolio holdings are posted on the Fund’s website daily at www.acruenceetf.com. The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling (833) 653-6400. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Fund trade on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Fund’s website at www.acruenceetf.com.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (833) 653-6400. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.acruenceetf.com.

Investment Adviser
Tidal Investments LLC
(f/k/a Toroso Investments, LLC)
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Investment Sub-Adviser
Acruence Capital, LLC
8111 Preston Road, Suite 500
Dallas, Texas 75225

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place 50 South 16th Street, 29th Floor
Philadelphia, Pennsylvania 19102

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
Acruence Active Hedge U.S. Equity ETF	XVOL	886364744

(b)	Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Acruence Active Hedge U.S Equity ETF

	FYE 03/31/2024	FYE 03/31/2023
Audit Fees	$14,625	$14,625
Audit-Related Fees	N/A	N/A
Tax Fees	$2,625	$2,625
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2024	FYE 03/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 03/31/2024	FYE 03/31/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	June 7, 2024

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	June 7, 2024

* Print the name and title of each signing officer under his or her signature.